MANUALLY EXECUTED ORIGINAL

                               Bell Sports Corp.

                      Second Amendment to Credit Agreement


Harris Trust and Savings Bank                     LaSalle National Bank
111 West Monroe Street                            120 South LaSalle Street
Chicago, Illinois  60603                          Chicago, Illinois  60603

The Boatmen's National Bank of St. Louis
One Boatmen's Plaza                               Norwest Bank Arizona, N.A.
800 Market Street                                 3300 North Central Avenue
Post Office Box 236                               Phoenix, Arizona  85012
St. Louis, Missouri  63166-0236
                                                  The Northern Trust Company
Bank of America - Arizona                         50 South LaSalle Street
101 North First Avenue                            Chicago, Illinois  60675
Phoenix, Arizona  85003

Ladies and Gentlemen:

         Reference is hereby made to that certain Multicurrency Credit Agreement dated as of February 15, 1996 by and among Bell Sports Corp. (the "Borrower") and each of you (the "Banks") as amended by that certain First Amendment to Credit Agreement dated as of April 22, 1996 by and among the same such parties (such Multicurrency Credit Agreement as so amended being hereinafter referred to as the "Credit Agreement") pursuant to which the Banks currently extend credit to the Borrower. Capitalized terms used herein shall have the same meaning herein as such terms have in the Credit Agreement unless otherwise specified.

         The Borrower has requested that the Banks waive the Borrower's noncompliance with the Interest Coverage Ratio and make certain other amendments to the Credit Agreement. The Banks have agreed to accommodate such requests by the Borrower on the terms and conditions set forth in this Second Amendment to Credit Agreement (the "Amendment").

Section 1. Current Asset Collateral.

         Upon the  effectiveness  of this  Amendment as  hereinafter  set forth,
Section 3 of the Credit Agreement shall be amended by inserting the following new Section immediately at the end thereof:

                  Section 1.8. Domestic Current Asset Collateral. (a) Generally. The Loans and other Obligations shall be secured by valid and perfected first Liens on all inventory of the Borrower and each Subsidiary incorporated in the United States which is a Material Subsidiary (a "Material U.S. Subsidiary") and all accounts receivable of the Borrower and its Material U.S. Subsidiaries and all proceeds of the foregoing, in each case pursuant to a Security Agreement in the case of the Borrower, in the form or substantially the form of Exhibit H hereto and in the case of each such Material U.S. Subsidiary in the form or substantially the form of Exhibit I hereto, as each such Agreement may from time to time be modified or amended (collectively the "Security Agreements" and individually a "Security Agreement"); provided, however, that (i) such Liens need not be perfected on any inventory located outside the United States in accordance with the Security Agreements and (ii) the Borrower shall not be in default of its obligations under this Section 1.8(a) unless it fails to provide such Liens on such of its Property by August 30, 1996 (such failure to constitute an Event of Default under this Agreement). The Borrower agrees that it will, and will cause the Material U.S. Subsidiaries to, from time to time at the request of the Agent or the Required Banks, execute and deliver such documents and do such acts and things, as the Agent or the Required Banks may reasonably request in order to provide for or perfect such Liens on the Collateral, except to the extent any of the foregoing represents action to perfect Liens on Collateral located outside the United States in accordance with the Security Agreements.

                  (b) Release. If (i) the Borrower so requests at any time on or after the later of (x) September 1, 1997 or (y) the Banks' receipt of audited financial statements complying with Section 9.6(a)(ii) hereof for the Borrower's fiscal year ending on or about June 28, 1997, (ii) the Interest Coverage Ratio exceeds 2.25 to 1 as of the close of the two most recently completed fiscal quarters of the Borrower, (iii) Consolidated Tangible Net Worth shall be in compliance with Section
         9.15 hereof after giving effect to the $2,000,000 increase in the Minimum Required Amount (as defined in such Section) which will result under the terms of such Section from the release being requested, (iv) no Default or Event of Default shall have occurred and be continuing and (v) the Borrower shall have furnished to the Bank certificates (including a Compliance Certificate) which meet the requirements of
         Section 9.6(b) hereof confirming satisfaction of the foregoing conditions of this clause (b), then the Agent and the Lenders will, at the Borrower's sole cost and expense, within ten (10) Business Days of the date on which all the foregoing conditions have been satisfied, release the Liens created and provided for by the Security Agreements.


Section 2. Other Amendments.

         Upon the effectiveness of this Amendment as hereinafter set forth, the Credit Agreement shall be and hereby is amended as follows:

         Section  2.01.  Borrowing  Base and  Increased  Canadian  Dollar Loans.
Section 1.1 of the Credit Agreement shall be and hereby is amended by striking the second sentence of such Section and substituting therefor the following:

         The sum of the aggregate Original Dollar Amount of Loans (whether Committed Loans or Swing Loans) and of L/C Obligations at any time outstanding shall not exceed the lesser of (x) the Revolving Credit
         Commitments in effect at such time or (y) unless and until the Reinstatement Condition has been satisfied, the Borrowing Base as then determined and computed; and the sum of the aggregate Original Dollar Amount of Committed Loans denominated in the Alternative Currency shall not exceed $35,000,000.

         Section 2.02. Maximum L/C Obligations. Section 1.2(a) of the Credit Agreement shall be amended by striking the first sentence of such Section and substituting therefor the following:

         Subject to the terms and conditions hereof, as part of the Revolving Credit, the Agent shall issue standby or commercial letters of credit (each a "Letter of Credit") for the Borrower's account in U.S. Dollars in an aggregate undrawn face amount up to the amount of the L/C

         Commitment, provided that the aggregate L/C Obligations at any time outstanding shall not exceed the difference between (x) the lesser of
         (i) the Revolving Credit Commitments in effect at such time or (ii) until the Reinstatement Condition has been satisfied, the Borrowing Base as then determined and computed and (y) the Original Dollar Amount of Loans (whether Committed Loans or Swing Loans) then outstanding.

         Section 2.03. Collateral for Letters of Credit. Section 1.2(b) of the Credit Agreement shall be amended by inserting the phrase "and except as provided in Section 1.8 hereof" immediately after the word "Termination Date" appearing in clause (ii) of the third sentence of such Section.

         Section 2.04. Maximum Swing Loans. Section 2.1 of the Credit Agreement shall be amended by striking the first sentence of such Section and substituting therefor the following:

         Subject to all of the terms and conditions hereof, Harris Trust and Savings Bank ("Harris") agrees to make Loans in U.S. Dollars to the Borrower under the Swing Line ("Swing Loans") which shall not in the aggregate at any time outstanding exceed the lesser of (i) the Swing Line Commitment or (ii) the difference between (a) the lesser of (1) the Revolving Credit Commitments in effect at such time or (2) until the Reinstatement Condition has been satisfied, the Borrowing Base as then determined and computed and (b) the Original Dollar Amount of all Committed Loans and L/C Obligations outstanding at the time of computation.

         Section 2.05. Excess Canadian Credit. Section 3.3 of the Credit Agreement shall be amended by inserting the following new subsection (e) immediately at the end thereof:

                  (e) Credit in Excess of Borrowing Base. The Borrower covenants and agrees that if at any time prior to satisfaction of the
         Reinstatement Condition, the sum of the aggregate Original Dollar Amount of Loans (whether Committed Loans or Swing Loans) and of L/C Obligations at any time outstanding, when taken together with the U.S. Dollar Equivalent of the Canadian Loan Participations then outstanding, shall for any reason exceed the Borrowing Base as then determined and computed, the Borrower shall within three (3) Business Days after written demand from the Agent, pay over the amount of such excess to the Agent for the account of the Lenders as and for a mandatory prepayment on the Swing Loans or, if the Swing Loans have been prepaid in full but Committed Loans are outstanding, then and in any such event, such excess shall be paid over to the Agent as and for mandatory prepayment on the Committed Loans or, if the Committed Loans have been prepaid in full but L/C Obligations are outstanding, then and in any such event, such excess shall be paid over to the Agent to be applied against the Reimbursement Obligations then outstanding with any balance held as collateral security for any remaining L/C Obligations. Notwithstanding the foregoing, unless any Event of Default occurs and is continuing, the Borrower shall not be required to make any prepayment of any Eurocurrency Loan pursuant to this subsection (e) until the last day of the Interest Period with respect thereto so long as an amount equal to such prepayment is deposited by the Borrower in a cash collateral account maintained with the Agent to be held in such account on terms satisfactory to the Agent and the Required Lenders.

         Section 2.06. Increased Canadian Dollar Loans in Canada. Section 3.6 of the Credit Agreement shall be amended by striking the first sentence of such Section and substituting therefor the following:

         The Borrower desires that loans denominated in Canadian Dollars be made in Canada on a revolving basis to Bell Canada in an aggregate U.S. Dollar Equivalent, when taken together with the Original Dollar Amount of Committed Loans denominated in the Alternative Currency, not to exceed the Canadian Loan Limit at any one time outstanding and on substantially the same terms and conditions as Loans are available to the Borrower under this Credit Agreement.

         Section 2.07. Change in Eurocurrency Margin. Section 1.3(b) of the Credit Agreement shall be amended by inserting the following new sentence immediately at the end of the last paragraph thereof:

         Notwithstanding the foregoing, the Eurocurrency Margin shall be 1.50% during the period commencing on each Pricing Date following any release of the Collateral pursuant to Section 1.8(b) hereof (a "Post Release Pricing Date") and ending immediately prior to the next Pricing Date if the Interest Coverage Ratio as of such Post Release Pricing Date is less than 2.25 to 1.0.

         Section 2.08. Change in Commitment Fee Rate. Section 4.1(a) of the Credit Agreement shall be amended by inserting the following new sentence immediately at the end thereof:

         Notwithstanding the foregoing, the Commitment Fee Rate shall be 0.30% during the period commencing on each Pricing Date following any release of the Collateral pursuant to Section 1.8(b) hereof (a "Post Release Pricing Date") and ending immediately prior to the next Pricing Date if the Interest Coverage Ratio as of such Post Release Pricing Date is less than 2.25 to 1.0.

         Section 2.9. Audit Fees. Section 4.1 of the Credit Agreement shall be amended by inserting the following new subsection (g) immediately at the end thereof:

                  (g) Audit Fees. The Borrower shall pay to the Agent reasonable charges for audits of the Collateral performed by the Agent or its agents or representatives in such amounts as the Agent may from time to time request (the Agent acknowledging and agreeing that such charges shall be computed in the same manner as it at the time customarily uses for the assessment of charges for similar collateral audits); provided, however, that in the absence of any Default or Event of Default, the Borrower shall not be required to pay the Agent for more than two (2) such audits per calendar year.

         Section 2.10. Changed Definitions. Section 6.1 of the Credit Agreement shall be amended by striking the definition of the terms "Credit Documents" and "Interest Coverage Ratio" appearing therein and substituting therefor the following new definitions of such terms:

                  "Credit Documents" means this Agreement, the Notes, the Applications, the Letters of Credit, each Subsidiary Guaranty Agreement delivered to the Agent pursuant to Section 9.1 hereof and the Collateral Documents.

                  "Interest Coverage Ratio" means, for any period of four consecutive fiscal quarters of the Borrower ending with the most recently completed such fiscal quarter, the ratio of EBITA to Interest Expense for such period.

         Section 2.11. New Definitions. Section 6.1 of the Credit Agreement shall be amended by inserting in the appropriate alphabetical locations the definitions of the following terms:

         "Borrowing Base" means, as of any time it is to be determined, the sum of:

                           (a) 85% of the then net book value of Eligible Accounts (computed using the method of receivables valuation applied by the Borrower in accordance with GAAP which reflects such value as the net book value of its receivables, except that net book value for such purposes shall not reflect any reserve for accounts more than ninety days past due that have already been excluded from gross accounts in computing such Eligible Accounts) less such other reserves for uncollectibility, location of account debtor, contras and other matters as the Agent or Required Lenders in good faith shall from time to time reasonably deem appropriate to adjust such net book value; plus

                           (b) the lesser of (i) $30,000,000 and (ii) 50% of the
                  value (computed at its cost using the method of inventory valuation applied by the Borrower in accordance with GAAP which reflects such cost on the Borrower's books as its net book value, but in any event after reducing such value as so computed by the aggregate amount of all reserves for obsolescence, slow-moving items, shrinkage and all such other matters as the Agent or Required Lenders in good faith shall from time to time reasonably deem appropriate to adjust such net book value) of Eligible Inventory;

         provided that (i) the Borrowing Base shall be computed only as against and on so much of the Collateral as is included on the certificates to be furnished from time to time by the Company pursuant to Section 9.6(d) hereof and, if required by the Agent pursuant to any of the terms hereof or any Collateral Document, as verified by such other evidence required to be furnished to the Agent pursuant hereto or pursuant to any such Collateral Document and (ii) the Agent shall have the right to reduce the advance rates against Eligible Accounts or Eligible Inventory and the sublimit on Eligible Inventory in the reasonable exercise of its discretion based on the results of any field audit of any Collateral (which the Borrower acknowledges may be conducted by inhouse audit personnel) which reasonably supports any such reduction. The parties hereto acknowledge and agree that the first such field audit shall be conducted such that it shall be completed and its results distributed to the Banks by no later than September 30, 1996.

         "Canadian Loan Increase Condition" means the satisfaction of both of the following conditions:

                  (i) The Banks shall have received and approved as to form and substance the instruments and documents which upon execution by the appropriate parties and satisfaction of the conditions precedent set forth therein will modify the Canadian Credit Agreement to effect the Canadian Loan Modifications; and

                  (ii) Such instruments and documents shall have been executed by the appropriate parties and the conditions precedent to the effectiveness of the same shall have been satisfied to the satisfaction of the requisite lenders under the Canadian Credit Agreement.

         "Canadian Loan Limit" shall mean $20,000,000 prior to satisfaction of the Canadian Loan Increase Condition and $35,000,000 thereafter.

         "Canadian Loan Modifications" shall mean the following modifications to the Canadian Credit Agreement: (i) an increase in the Authorized Limit on the Credit identified and defined therein from $20,000,000 to $35,000,000; (ii) a limitation on the aggregate principal amount of Prime Advances to Cdn. $5,000,000; and (iii) a reduction to one Business Day's prior notice under
Section 5.01(a) for Fixed Advances not more than Cdn. $10,000,000.

         "Collateral" means all properties, rights, interests and privileges from time to time subject to the Liens granted to the Agent by the Collateral Documents.

         "Collateral Documents" means the Security Agreements and all other security agreements, assignments, financing statements and other documents as shall from time to time secure the Obligations.

         "Companies" means the Borrower and the Material U.S. Subsidiaries, and the term "Company" shall mean any of the foregoing unless the context in which such term is used shall otherwise require.

         "Eligible Account" means each account receivable of each Company that:

                  (a) arises out of the sale by such Company of inventory delivered to and accepted by, or out of the rendition of services fully performed by such Company and accepted by, the account debtor on such account receivable, and in each case such account receivable otherwise represents a final sale;

                  (b) is an asset of such Company to which it has good and marketable title, is freely assignable, is subject to a perfected, first priority Lien in favor of the Agent, and is free and clear of any other Lien other than Liens permitted by Sections 9.9(a), (b), (c), (d) and (h) hereof

                  (c) the account debtor thereon is not a Subsidiary or an Affiliate of any Company; and

                  (d) is not unpaid more that ninety (90) days after the original due date of the applicable invoice.

         "Eligible Inventory" means all finished goods inventory of each Company (other than packaging, crating and supplies inventory), provided that such inventory:

                  (a) is an asset of such Company to which it has good and marketable title, is freely assignable, is subject to a perfected, first priority Lien in favor of the Agent, and is free and clear of any other Lien other than Liens permitted by Sections 9.9(a),
         (b), (c), (d) and (h) hereof; and

                  (b) is located in the United States;

         "Reinstatement Condition" means the satisfaction at any time on or after September 30, 1998 of both of the following conditions:

                  (i) the  Collateral  shall  have  been  released  pursuant  to
         Section 1.8(b) hereof; and

                  (ii) No Default or Event of Default shall have occurred and be continuing.

         Section 2.12. Insurance. Section 9.5 of the Credit Agreement shall be amended by inserting the following sentence immediately at the end thereof:

         The Borrower shall in any event maintain insurance on the Collateral to the extent required by the Collateral Documents.

         Section 2.13. Borrowing Base Certificate. Section 9.6 of the Credit Agreement shall be amended by inserting the following new subsection (d) immediately at the end thereof:

                  (d) Without any request from the Agent or any Bank, the Borrower will furnish to the Agent, with sufficient copies for each Bank (which the Agent shall promptly distribute to each Bank), as soon as available, but in any event within 25 days following the close of each monthly accounting period of the Borrower (commencing with the monthly accounting period ending on or about August 30, 1996), a written certificate signed by the Borrower's chief financial officer or corporate controller showing in reasonable detail the computation of the Borrowing Base as of the close of such monthly accounting period, such certificate to be in form and substance reasonably acceptable to the Agent and the Required Banks.

         Section 2.14. Lien of Security Agreement. Section 9.9 of the Credit Agreement shall be amended by inserting the following sentence immediately at the end thereof:

         Notwithstanding anything herein to the contrary, this Section shall not apply to nor operate to prevent the Liens granted in favor in the Agent and the Lenders pursuant to the Collateral Documents.

         Section 2.15. New Tangible Net Worth Requirement. Section 9.15 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

                  Section 9.15. Consolidated Tangible Net Worth. The Borrower will at all times maintain a Consolidated Tangible Net Worth of not less than the Minimum Required Amount. For purposes of this section, the "Minimum Required Amount" shall mean $53,000,000 and shall increase as of September 28 1996 and as of the last day of each fiscal quarter thereafter, by an amount equal to 50% of the cumulative positive Consolidated Net Income earned each fiscal quarter commencing and completed after June 30, 1996 (but without subtraction for any negative Consolidated Net Income for any such fiscal quarter) and shall further increase by an additional $2,000,000 as of the date of any release of the Collateral pursuant to Section 1.8(b) hereof.

         Section 2.16. New Interest Coverage Ratio. Section 9.17 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

                  Section 9.17. Interest Coverage Ratio. The Borrower will, as of the last day of each fiscal quarter of the Borrower occurring on or about the date specified below (commencing with the fiscal quarter of the Borrower ending on June 28, 1997), maintain an Interest Coverage Ratio of not less than:

                                               Interest Coverage Ratio
For Fiscal Quarter Ending:                     shall not be less than:

June 28, 1997                                         1.5  to 1

September 27, 1997                                    1.75 to 1

December 27, 1997                                     1.75 to 1

March 28, 1998                                        1.75 to 1

June 27, 1998                                         2.00 to 1

Each fiscal quarter thereafter                        2.75 to 1

         Section 2.17. New Defaults Related to Collateral. Section 10.1 of the Credit Agreement shall be amended by striking the period appearing at the end of subsection (j) of such Section and substituting therefor a semicolon followed by the word "or" and by inserting the following new subsection (k) immediately after such subsection (j) as so amended:

                  (k) Default for five (5) Business Days after written notice to the Borrower in the observance or performance of any provision of any Collateral Document requiring the maintenance of insurance on the inventory subject thereto, or default in the observance or performance of any provision of any Collateral Document dealing with the use or remittance of proceeds of the accounts subject thereto, or any Company shall purport to disavow, repudiate, revoke or terminate any Collateral Document or otherwise assert that any of the Collateral Documents is null and void.

         Section 2.18. New Address for Borrower. Section 14.8 of the Credit Agreement shall be amended by striking the address "10601 North Hayden Road" appearing therein and substituting therefor the address "15170 North Hayden Road" and deleting the portion of such address appearing therein as "Suite I-100" and substituting therefor the address "Suite 1".

         Section 2.19. Cost and Expenses. Section 14.15 of the Credit Agreement shall be amended by inserting the following sentence immediately at the end thereof:

         The Borrower acknowledges and agrees that the costs and expenses for which the Borrower is liable under this Section shall include the cost of recording, filing and releasing the Collateral Documents.

         Section 2.20. New Borrower Security Agreement. The Credit Agreement shall be amended by inserting Attachment One hereto as a new Exhibit H to the Credit Agreement immediately after Exhibit G to the Credit Agreement.

         Section 2.21. New Security Agreement. The Credit Agreement shall be amended by inserting Attachment Two as a new Exhibit I hereto to the Credit Agreement immediately after Exhibit H to the Credit Agreement as amended hereby

Section 3. Waiver.

         Upon the effectiveness of this Amendment as hereinafter set forth, at the Borrower's request, the Banks hereby waive each Default or Event of Default under Section 9.17 of the Credit Agreement that existed prior to the effectiveness of this Amendment which after giving effect to the amendments and modifications made by this Amendment no longer exists.

Section 4. Canadian Loan Modifications.

         Concurrently with the effectiveness of this Amendment as hereinafter set forth:

                  (a)  The  Lenders   hereby   consent  to  the  Canadian   Loan
Modifications.

                  (b) The Lenders agree to execute an amendment to the Canadian Participation Agreement and such other documents as the lenders party to the Canadian Credit Agreement deem necessary or appropriate to assure that the Banks, upon satisfaction of the Canadian Loan Increase Condition, will purchase and pay for Canadian Loan Participations in the credit outstanding to Bell Canada under the Canadian Credit Agreement after giving effect to the Canadian Loan Modifications.

                  (c) The Banks agree, upon satisfaction of the Canadian Loan Increase Condition, to honor their obligations under the Canadian Participation Agreement as the same may be modified to reflect the Canadian Loan Modifications, to purchase and pay for Canadian Loan Participations in the credit outstanding to Bell Canada under Canadian Credit after giving effect to the Canadian Loan Modifications.

Section 5. Conditions Precedent.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                  (a) The Banks shall have accepted this Amendment in the spaces provided for that purpose below.

                  (b) The Guarantors shall have accepted this Amendment in the spaces provided for that purpose below.

                  (c) The Agent shall have received a duly completed and executed original counterpart (or facsimile thereof, with a hard copy to follow by overnight courier) of a Security Agreement from Bell Sports, Inc. and American Recreation Company, Inc. and executed originals of all the UCC financing statements requested by the Agent in connection therewith.

                  (d) The Agent shall have received evidence of the insurance required by the Security Agreements.

                  (e) The Agent shall have received for the ratable account of the Banks a fee in the amount of $37,500 in consideration of the Banks' agreements in this Amendment.

                  (f) The Agent shall have received, with a sufficient number of copies for each Bank (which the Agent shall properly distribute to each Bank), a Borrowing Base certificate complying with Section 9.6(d) of the Credit Agreement after giving effect to this Amendment showing the computation of the Borrowing Base as of June 28, 1996.

                  (g) The Agent shall have received, for the account of the Banks, an opinion of the Borrower's counsel with respect to this Amendment, such opinion to be in form and substance reasonably acceptable to the Agent and the Required Banks.

                  (h) The Borrower and the Guarantors shall be in full compliance with the terms of the Credit Agreement and no Event of Default or Default shall have occurred or be continuing after giving effect to this Amendment.

                  (i) All other legal matters incident to the execution and delivery hereof contemplated hereby and to the transactions contemplated hereby shall be satisfactory to the Agent, the Banks and their respective counsel.

Section 6. Representations Reaffirmed.

         In order to induce the Agent and the Banks to execute and deliver this Amendment, the Borrower hereby represents to the Agent and the Banks that immediately after giving effect to this Amendment, each of the representations and warranties by the Borrower set forth in Section 7 of the Credit Agreement as amended hereby (except those representations that relate expressly to an earlier date) are and shall be true and correct (except that the representations contained in Section 7.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks pursuant to Section 9.6 of the Credit Agreement) and that the Borrower and the Subsidiaries are and shall be in full compliance with the terms of the Credit Agreement as so amended and the Credit Documents and that no Event of Default or Default shall be continuing or shall result after giving effect to this Amendment.

Section 7. Miscellaneous.

         This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically waived or amended hereby, all of the terms and conditions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any note, instrument or other document making reference to the Credit Agreement, any reference to the Credit Agreement in any such note, instrument or other document (including, without limitation, the Credit Documents) to be deemed to be a reference to the Credit Agreement as amended hereby. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred by the Agent in connection with the preparation, execution and delivery hereof and the documents and transactions contemplated hereby.

         THIS INSTRUMENT SHALL BE CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS).

         IN WITNESS WHEREOF, the Borrower and the Banks have executed and delivered this Amendment as of the day and year below written.

         Dated as of this 9th day of August, 1996.

                                   Bell Sports Corp.
                                   By /s/ Howard A. Kosick
                                      -----------------------------------
                                      Its  CFO
                                          -------------------------------

         Each of the undersigned consents to the above Amendment and acknowledges and agrees that all of its obligations under Section 13 of the Credit Agreement (collectively, the "Guaranty") remain in full force and effect for the benefit and security of, among other things, the Credit Agreement as modified hereby. Each of the undersigned further acknowledges and agrees that all references in the Guaranty to the Credit Agreement shall be deemed a reference to the Credit Agreement as amended hereby. Each of the undersigned agrees to execute and deliver any and all instruments or documents as may be required by the Agent or the Required Banks to confirm any of the foregoing. Each of the undersigned agrees that its consent to this Amendment is not required and that its consent to any further amendments of the Credit Agreement shall not be required as a result of this consent having been obtained.

                                   Bell Sports Inc.
                                   By /s/ Howard A. Kosick
                                      -----------------------------------
                                   Name:  Howard A. Kosick
                                   Title:  Secretary

                                   American Recreation Company Holdings, Inc.

                                   By /s/ Howard A. Kosick
                                      -----------------------------------
                                   Name:  Howard A. Kosick
                                   Title:  Secretary

                                   American Recreation Company, Inc.

                                   By /s/ Howard A. Kosick
                                      -----------------------------------
                                   Name:  Howard A. Kosick
                                   Title:  Secretary

                                   Giro Sport Design International, Inc.

                                   By /s/ Howard A. Kosick
                                      -----------------------------------
                                   Name:  Howard A. Kosick
                                   Title:  Secretary


                                   Bell Sports Canada Inc.

                                   By /s/ Howard A. Kosick
                                      -----------------------------------
                                   Name:  Howard A. Kosick
                                   Title:  Secretary

Accepted and agreed to.
                                   Harris Trust and Savings Bank
                                   By /s/ Signature Illegible
                                      -----------------------------------
                                      Its Vice President
                                          -------------------------------
                                   The Boatmen's National Bank of St. Louis

                                   By____________________________________
                                      Its________________________________

                                   Bank of America - Arizona

                                   By____________________________________
                                      Its________________________________

                                   LaSalle National Bank

                                   By____________________________________
                                      Its________________________________

                                   Norwest Bank Arizona, N.A.

                                   By____________________________________
                                      Its________________________________

                                   The Northern Trust Company

                                   By____________________________________
                                      Its________________________________